UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013

GenCorp Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Aerojet Road, Rancho Cordova, California		95742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (916) 355-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2013, the shareholders of GenCorp Inc. (the “Company” or “GenCorp”), upon recommendation of the Company’s Board of Directors (the “Board”), approved the GenCorp Inc. 2013 Employee Stock Purchase Plan (the “2013 ESPP”) and the reservation of 1,500,000 shares of GenCorp common stock for issuance thereunder.  The 2013 ESPP will be effective January 1, 2014.  The 2013 ESPP is described in greater detail in Proposal 2 in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders (the “Proxy Statement”).  The Proxy Statement was filed with the Securities and Exchange Commission on February 15, 2013. The description of the 2013 ESPP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2013 ESPP, which was filed as an exhibit to the Proxy Statement and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On March 27, 2013, the Company held its Annual Meeting of Shareholders.  The matters voted on by shareholders and the voting results are as follows:

Proposal 1.  Election of Directors.  All nominees for director were elected.

Name	For	Withheld	Broker Non-Votes
Thomas A. Corcoran	48,370,376	1,111,704	4,939,383
James R. Henderson	47,440,313	2,041,767	4,939,383
Warren G. Lichtenstein	46,251,784	3,230,296	4,939,383
David A. Lorber	47,140,530	2,341,550	4,939,383
Merrill A. McPeak	45,566,645	3,915,435	4,939,383
James H. Perry	48,607,937	874,143	4,939,383
Scott J. Seymour	48,388,146	1,093,934	4,939,383
Martin Turchin	48,236,491	1,245,589	4,939,383

Proposal 2.  Approval of the 2013 ESPP.  The 2013 ESPP was approved.

For	Against	Abstain	Broker Non-Votes
48,719,673	496,124	266,283	4,936,383

Proposal 3.  Approval of an advisory resolution regarding the compensation of GenCorp’s Named Executive Officers.  The advisory resolution was approved.

For	Against	Abstain	Broker Non-Votes
39,910,425	1,522,804	8,048,851	4,936,383

Proposal 4.  Ratification of the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending November 30, 2013.  The appointment of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Broker Non-Votes
53,352,905	900,821	167,737	0

Item 8.01  Other Events.

On March 27, 2013, the Board elected Mr. Lichtenstein as Chairman and made the following committee assignments:

Name	Audit	Corporate Governance & Nominating	Organization & Compensation
Thomas A. Corcoran		X	X
James R. Henderson	X	X*
Warren G. Lichtenstein			X
David A. Lorber	X		X*
Merrill A. McPeak		X	X
James H. Perry	X*
Scott J. Seymour
Martin Turchin	X	X

*  Committee Chairman

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
GenCorp Inc. 2013 Employee Stock Purchase Plan (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on February 15, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 2013	GENCORP INC.

	By:	/s/ Kathleen E. Redd
		Name:	Kathleen E. Redd
		Title:	Vice President, Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
GenCorp Inc. 2013 Employee Stock Purchase Plan (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on February 15, 2013)